                                 SCHEDULE 14A
                    Information Required in Proxy Statement

                            Schedule 14A Information

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-
  6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        MassMutual Institutional Funds
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
  Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
  14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------
      5) Total fee paid:

      ------------------------------------------------------------------------

[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ------------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------------
      3) Filing Party:

      ------------------------------------------------------------------------
      4) Date Filed:

      ------------------------------------------------------------------------

                      [LOGO FOR MASS MUTUAL APPEARS HERE]

                                October 4, 1996

Dear Shareholder:

You are cordially invited by the Board of Trustees of MassMutual Institutional Funds (the "Trust"), on behalf of MassMutual Prime Fund, MassMutual Short-term Bond Fund, MassMutual Core Bond Fund, MassMutual Balanced Fund, MassMutual Value Equity Fund, MassMutual Small Cap Value Equity Fund, and MassMutual International Equity Fund (the seven series of the Trust are hereinafter referred to collectively as the "Funds"), to attend a Special Meeting of the Trust's shareholders. The Special Meeting will be held Wednesday, October 16, 1996 at Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts, commencing at 9:30 a.m. (EST).

At the Special Meeting, all shareholders of the Trust will be asked to elect members to the Board of Trustees; to ratify the appointment of the Trust's independent auditors for the fiscal year ending December 31, 1996; and to transact such other business as may properly be brought before the Special Meeting. Shareholders of MassMutual Balanced Fund, MassMutual Value Equity Fund and MassMutual Small Cap Value Equity Fund will also each be asked to approve a new investment sub-advisory agreement for their respective Fund.

Important information is contained in the accompanying Proxy Statement, which you are urged to read carefully. It is important that your shares are represented and voted at the Special Meeting, regardless of the number you own. Accordingly, you are requested to mark, sign, date and return the enclosed Proxy Instructions Forms (a Proxy Instruction Form is enclosed for each Fund in which you own shares) in the envelope provided so that it is received prior to the Special Meeting.

Your interest and participation in the affairs of the Trust are greatly appreciated.

Sincerely,

/s/ Stuart H. Reese

Stuart H. Reese
President
MassMutual Institutional Funds

                                   NOTICE OF

                        SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held October 16, 1996

                                      and

                                PROXY STATEMENT

                                      for

                         MASSMUTUAL INSTITUTIONAL FUNDS


     Your vote is important. Please date, complete, and sign the enclosed Proxy Instruction Forms and mail them in the enclosed return envelope which requires no postage if mailed in the United States.

                        MASSMUTUAL INSTITUTIONAL FUNDS
                               1295 State Street
                       Springfield, Massachusetts  01111

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                          To be Held October 16, 1996

To the Shareholders:

     A Special Meeting of Shareholders of MassMutual Institutional Funds (the "Trust") will be held at the office of the Trust, 1295 State Street, Springfield, Massachusetts, at 9:30 a.m., Springfield time, Wednesday, October 16, 1996 for the following purposes:

     1. Approval of Investment Sub-Advisory Agreements (shareholders of MassMutual Value Equity Fund, MassMutual Small Cap Value Equity Fund, and MassMutual Balanced Fund only).

     2. Election of Richard H. Ayers, David E. A. Carson , Richard G. Dooley, Richard W. Greene, Beverly C. L. Hamilton, and F. William Marshall, Jr. as Trustees (all shareholders).

     3. Ratification of the selection of Coopers & Lybrand L.L.P. as auditors for the fiscal year ending December 31, 1996 (all shareholders).

     Only shareholders of record at the close of business on September 12, 1996 are entitled to notice of and to vote at this meeting and any adjournment thereof.

                              By Order of the Board of Trustees,


                              STEPHEN L. KUHN
                              Vice President and Secretary
Springfield, Massachusetts
October 4, 1996

                        MASSMUTUAL INSTITUTIONAL FUNDS
                               1295 State Street
                       Springfield, Massachusetts  01111

                                PROXY STATEMENT

                              General Information

     The enclosed proxy is solicited by and on behalf of the Board of Trustees of MassMutual Institutional Funds (the "Trust") in connection with a Special Meeting of Shareholders to be held at 1295 State Street, Springfield, Massachusetts, at 9:30 a.m., October 16, 1996 (the "Special Meeting") for the purposes described below. The cost of preparing and mailing this Proxy Statement, the Notice of Special Meeting, the Proxy Instruction Forms and any additional material which may hereafter be furnished in connection with the solicitation of proxies will be paid by Massachusetts Mutual Life Insurance Company ("MassMutual") pursuant to the terms of its Administrative and Shareholder Services Agreements with the Trust, on behalf of MassMutual Prime Fund ("Prime Fund"), MassMutual Short-Term Bond Fund ("Short-Term Bond Fund"), MassMutual Core Bond Fund ("Core Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"), MassMutual Value Equity Fund ("Value Equity Fund"), MassMutual Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), and MassMutual International Equity Fund ("International Equity Fund") (the seven series of the Trust, hereinafter referred to collectively as the "Funds").

     This Proxy Statement and the enclosed Proxy Instruction Forms were first sent to shareholders on or about October 4, 1996. A shareholder giving the proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked only by the Trust's receipt of a signed and dated written notice of revocation, by filing a duly executed Proxy Instruction Form bearing a later date, or by attending the Special Meeting and voting in person.

     The Special Meeting will be held for the following purposes:

     Proposal                                       Shareholders Solicited
     -------------------------                      ----------------------
(1)  Approval of Investment                         Shareholders of Value Equity Fund,
     Sub-Advisory Agreements                        Small Cap Value Equity Fund,
                                                    and Balanced Fund only

(2)  Election of Richard H. Ayers,                  All shareholders
     David E. A. Carson, Richard G. Dooley,
     Richard W. Greene, Beverly C. L.
     Hamilton and F. William Marshall, Jr.
     as Trustees

(3)  Ratification of the selection of          All shareholders
     Coopers & Lybrand L.L.P. as
     auditors for the fiscal year ending
     December 31, 1996

     To be entitled to notice of and to vote at the Special Meeting, a shareholder must have owned shares of the Trust as of the close of business on September 12, 1996 (the "Record Date"). Shareholders entitled to vote shall have one vote for each share of the Trust owned and a proportionate fractional vote for each fractional share owned. Proxy Instruction Forms are enclosed for this purpose. On the Record Date, there were 317,942,369.27 votes eligible to be cast at this meeting, attributable to each Fund as follows:

               Prime Fund:                    1,535,470.40 shares
               Short-Term Bond Fund:         13,343,403.33 shares
               Core Bond Fund:               30,752,701.81 shares
               Balanced Fund:                41,884,702.61 shares
               Value Equity Fund:           167,208,460.54 shares
               Small Cap Value Equity Fund: 34,223,488.57 shares International Equity Fund: 28,994,142.01 shares

Quorum and Vote Required
------------------------

     With respect to Proposal 1, shareholders of Balanced Fund, Value Equity Fund and Small Cap Value Equity Fund will vote separately by Fund and a majority vote of the shares of a Fund is necessary to approve such Proposal for that Fund./1/ Pursuant to the Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), shares representing 30% of the votes of a Fund entitled to vote on Proposal 1 shall constitute a quorum for the transaction of business with respect to Proposal 1 by that Fund.

     With respect to Proposals 2 and 3, the Trust's Declaration of Trust provides that the election of each Trustee requires a plurality of all shares voted and that an affirmative vote of the holders of a majority of the Trust's shares properly cast is necessary to ratify the selection of independent accountants, provided that a quorum is present. Under the Declaration of Trust, shares representing 30% of the votes of the Trust entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to Proposals 2 and 3 at the Special Meeting.

     Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust to act as election inspectors for the Special Meeting. The election

-------------------------------------

     /1/ As used in this Proxy Statement "majority vote" means the affirmative vote of at least 67% of the voting shares of a Fund present at the Special Meeting (provided that more than 50% of the outstanding voting shares of the Fund are present or represented by proxy at the Special Meeting) or more than 50% of the outstanding voting shares of the Fund, whichever is less.

inspectors will count the total number of votes cast "for" approval of the Proposals for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote for a nominee for election as a Trustee or that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, an abstention from voting has the effect of a negative vote. With respect to Proposal 2, withholding a vote or an abstention from voting has no effect on the outcome of the vote or Proposal. With respect to Proposal 3, an abstention from voting has no effect on the outcome of the vote or Proposal.

     A copy of the Trust's Annual Report for the fiscal year ended December 31, 1995 and a copy of the Trust's Semi-Annual Report for the semi-annual period ended June 30, 1996 are each available without charge upon request and may be obtained by calling 1-800-542-6767 or by writing the Trust at the address above.

                                  PROPOSAL (1)

               APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS
                BETWEEN MASSMUTUAL AND DAVID L. BABSON & COMPANY

Description of Investment Management Agreements
-----------------------------------------------

     MassMutual is the investment manager of the Funds pursuant to seven, substantially identical, Investment Management Agreements with the Trust, on behalf of each of the seven Funds (the "Management Agreements"). The Management Agreements were last approved by MassMutual as the sole initial shareholder of the Trust on September 26, 1994 in connection with the commencement of the Trust's operations. The Management Agreements were last approved, in person, by the Board of Trustees, including a majority of those members of the Board who are not parties to the Management Agreements or "interested persons" of any such party, at a meeting called for the purpose of voting on such approval on May 3, 1996. No change is being made to the terms of the Management Agreements.

     Under the terms of the Management Agreements, MassMutual acts as investment adviser and manager to each of the Funds subject to such general or specific instructions as may be given by the Board of Trustees. The terms of the Management Agreements permit MassMutual to enter into investment sub-advisory agreements for the provision of investment advisory services to each of the Funds. Under the Management Agreements, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

     A Management Agreement may be terminated: (1) by the Trust at any time without penalty on 60 days' notice, provided that such termination has been directed or approved by a majority of all of the Trustees of the Trust then in office or by majority vote of the shares of the relevant Fund; or (2) for cause or with the consent of the parties and the Trust by the Trust or MassMutual at any time without penalty upon 60 days' written notice to the other party and the

Trust. In addition, the Management Agreements automatically terminate: (1) unless their continuance is specifically approved, at least annually, by the affirmative vote of a majority of the Board of Trustees, which vote shall include a majority of the Board members who are not "interested persons" of the Trust or of MassMutual, or by the affirmative vote of a majority of each Fund's shares; or (2) upon assignment thereof.

     For its services rendered under the Management Agreements, MassMutual is paid at an annual rate of the average daily net assets of each Fund as follows:
 .45% for Prime Fund, the Short-Term Bond Fund, the Core Bond Fund, the Balanced Fund and the Value Equity Fund; .55% for the Small Cap Value Equity Fund; and
 .85% for the International Equity Fund. For the fiscal year ended December 31, 1995, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to the Management Agreements:

                                       Gross Investment      Amount of      Net
Fund                                   Advisory Fees Earned  Fees Waived    Fees Paid
----                                   --------------------  ------------   ---------

Prime Fund                                 $1,027,586          $(70,814)     $956,772
Short-Term Bond Fund                          528,655           (39,446)      489,209
Core Bond Fund                                964,830           (91,069)      873,761
Balance Fund                                1,801,770          (165,250)    1,636,520
Value Equity Fund                           8,289,231          (852,771)    7,436,460
Small Cap Value Equity Fund                 1,928,743          (155,450)    1,733,293
International Equity Fund                   1,580,088          (170,788)    1,409,300

Total for All Funds                       $16,120,903       $(1,545,588)  $14,575,315
                                          ===========       ===========   ===========

     In addition to being the Funds' investment manager, MassMutual also provides investment advisory or sub-advisory services to the following registered investment companies.

                          Total Net Assets
Name of                         as of
Investment Company        December 31, 1995      Rate of Compensation
------------------        -----------------      --------------------

MassMutual Corporate           $168,563,044      MassMutual receives a quarterly base
Investors  ("CI")                                rate of 5/16 of 1% of the value of CI's
                                                 net assets as of the end of each fiscal
                                                 quarter (approximately 1.25% on an
                                                 annual basis), plus or minus a quarterly
                                                 performance adjustment of up to 1/16 of 1%.

                              Total Net Assets
Name of                             as of
Investment Company            December 31, 1995        Rate of Compensation
------------------            -----------------        --------------------

MassMutual                          $95,286,143        MassMutual receives a quarterly advisory
Participation Investors                                and administrative service fee equal to
("PI")                                                 .225% of the value of PI's net assets as of
                                                       the last business day of each fiscal quarter
                                                       (approximately .90% on an annual basis).

MML Managed                        $158,698,930        MassMutual receives from each of MML
 Bond Fund                                             Equity Fund, MML Money Market Fund,
MML Blend Fund                   $1,823,140,930        MML Managed Bond Fund and MML Blend Fund a
MML Equity Fund                  $1,248,899,006        quarterly fee at the annual rate of .50%
MML Money Market                   $108,920,210        of the first $100 million of such fund's
 Fund                                                  average net asset value, .45% of the next
                                                       $200 million, .40% of the next $200 million,
                                                       and .35% of any excess over $500 million.

Description of Present Investment Sub-Advisory Agreements
---------------------------------------------------------

     MassMutual and Concert Capital Management, Inc. ("Concert Capital"), an indirect wholly-owned subsidiary of MassMutual, have entered into three, substantially identical investment sub-advisory agreements, each dated September 30, 1994, whereby Concert Capital provides investment advisory services to the Value Equity Fund, the Small Cap Value Equity Fund and the Value Equity Sector of the Balanced Fund (the "Present Sub-Advisory Agreements")./2/ The Present Sub-Advisory Agreements were last approved by MassMutual as the sole initial shareholder of the Value Equity Fund, the Small Cap Value Equity Fund, and the Balanced Fund on September 26, 1994, in connection with the commencement of the Trust's operations. The Present Sub-Advisory Agreements were last approved, in person, by the Board of Trustees, including a majority of those members of the Board who are not parties to the Sub-Advisory Agreements or "interested persons" of any such party, at a meeting called for the purpose of voting on such approval on May 3, 1996.


     Under the Present Sub-Advisory Agreements, Concert Capital's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties. The Present Sub-Advisory Agreements may be terminated: (1) by the Trust at any time without penalty on 60 days' notice, provided that such termination has been directed or approved by a

-------------------------------

     /2/ MassMutual has also entered into an investment sub-advisory agreement, dated September 30, 1994, with HarbourView Asset Management Corporation ("HarbourView") whereby HarbourView provides investment advisory services to the International Equity Fund. No action is being requested with respect to this Agreement.

majority of all of the Trustees of the Trust then in office or by majority vote of the shares of the relevant Fund; or (2) for cause or with the consent of the parties and the Trust by Concert Capital or MassMutual at any time without penalty upon 60 days' written notice to the other party and the Trust. In addition, the Present Sub-Advisory Agreements automatically terminate: (1) unless their continuance is specifically approved, at least annually, by the affirmative vote of a majority of the Board of Trustees, which vote shall include a majority of the Board members who are not "interested persons" of the Trust or of MassMutual, or by the affirmative vote of a majority of each Fund's shares; (2) upon assignment thereof; or (3) upon termination of the underlying Management Agreements.

     For its services under the Present Sub-Advisory Agreements, Concert Capital is entitled to receive from MassMutual a weekly fee equal to an annual rate of
 .13% of the average daily net asset value of the Value Equity Fund and the Value Equity Sector of the Balanced Fund, and .25% of the average daily net asset value of the Small Cap Value Equity Fund, as of the close of each business day. For the fiscal year ended December 31, 1995, the aggregate fees paid to Concert Capital from MassMutual amounted to $3,529,653. The fees paid under the Present Sub-Advisory Agreements for 1995 were $2,397,537 for the Value Equity Fund, $873,629 for the Small Cap Value Equity Fund and $258,485 for the Value Equity Sector of the Balanced Fund.

     In addition to providing investment advisory services to the Value Equity Fund, the Small Cap Value Equity Fund and the Value Equity Sector of the Balanced Fund, Concert Capital has also entered into an investment sub-advisory contract with: (1) Oppenheimer Value Stock Fund, which had net assets of $163,046,323 as of December 31, 1995, whereby Concert Capital is paid a fee equal to .40% of the first $50 million of average annual net assets and .20% of the average annual net assets in excess of $50 million; and (2) MML Equity Fund and the Equity Sector of MML Blend Fund, whereby Concert Capital is paid a quarterly fee equal to an annual rate of .13% of the average daily net value of MML Equity Fund and the Equity Sector of MML Blend Fund.

Description of the Proposed Investment Sub-Advisory Agreements
--------------------------------------------------------------

     MassMutual proposes to terminate the Present Sub-Advisory Agreements and enter into three investment sub-advisory agreements with David L. Babson & Company ("Babson"), whose address is One Memorial Drive, Cambridge, Massachusetts 02142, whereby Babson would provide investment advisory services to the Value Equity Fund, the Small Cap Value Equity Fund, and the Value Equity Sector of the Balanced Fund (the "Proposed Sub-Advisory Agreements"). Except for the change in sub-adviser, the terms of the Proposed Sub-Advisory Agreements are identical in all material respects to those of the Present Sub-Advisory Agreements, including with respect to duties, fees and the standard of care.
The form of the Proposed Sub-Advisory Agreements is set forth at Exhibit A.

     Babson is a registered investment adviser that has provided investment counseling to institutions and individuals for over 50 years. On June 30, 1995, Babson became an indirect subsidiary of MassMutual. Babson's parent is DLB Acquisition Corporation ("DLB Acquisition"), a wholly-owned indirect subsidiary of MassMutual. DLB Acquisition is also the parent company of Concert Capital. Babson and Concert Capital intend to merge their operations, with Babson being the surviving entity. As of January, 1996, the employees of Concert Capital became co-employees of Babson. Babson management currently intends that the employees of Concert Capital currently responsible for providing daily investment advice to the Value Equity Fund, the Small Cap Value Equity Fund, and the Value Equity Sector of the Balanced Fund will continue to do so as employees of Babson.

     Babson currently provides investment advisory services to the following investment company portfolios that have investment objectives similar to the
Funds:

                              Total Net Assets
Name of                       as of
Investment Company            December 31, 1995       Rate of Commission
------------------            -----------------       ------------------

Babson Mutual Fund            $865,456,204            Babson is paid at the annual rate of the
Group                                                 average daily net assets of each fund in the
(the "Babson Fund")                                   Babson Fund as follows: .30% of the first
                                                      $100 million, .25% of the next $150
                                                      million, and .20% in excess of $250 million
                                                      of the Growth Fund; .70% of the first $30
                                                      million and .50% in excess of $30 million
                                                      of the Enterprise Fund and the Enterprise
                                                      Fund II; .35% for the Value Fund; and
                                                      .25% for the Shadow Stock Fund.

Babson-Stewart Ivory          $71,574,912             Babson is paid at the annual rate of
International Fund                                    .175% of the Fund's average daily net
                                                      assets.

DLB Fund Group                $26,193,159             Babson is paid at the annual rate of the
(the "DLB Fund")                                      average daily net assets of each fund in the
                                                      DLB Fund as follows:  .40% for the Global
                                                      Small Cap Fund; .35% for the Value Fund;
                                                      and .30% for the Mid Cap Fund.

Select Advisors Variable      $3,222,262              Babson is paid at the annual rate .50% of the
Insurance Trust                                       average daily net assets of the Select
                                                      Advisors Portfolios Emerging Growth
                                                      Portfolio and the Select Advisors Variable
                                                      Insurance Trust Emerging Growth
                                                      Portfolio.

     The Trustees of the Trust, including the Trustees who are not "interested persons" of the Trust or of Babson, reviewed and approved the Proposed Sub-Advisory Agreements in person at a meeting on August 2, 1996, and have directed that they be submitted to the shareholders of the Value Equity Fund, the Small Cap Value Equity Fund, and the Balanced Fund for their approval.

     The Board of Trustees of the Trust recommend that the shareholders of the Value Equity Fund, the Small Cap Value Equity Fund, and the Balanced Fund vote FOR the Proposed Sub-Advisory Agreements to be entered into by and between MassMutual and Babson. In making this recommendation, the Trustees have considered information relating to the status of Concert Capital and Babson following completion of their combination of operations, including Babson's capabilities and expertise to serve as investment sub-adviser to the Value Equity Fund, the Small Cap Value Equity Fund, and the Value Equity Sector of the Balanced Fund. They have reviewed the terms of the Proposed Sub-Advisory Agreements, including the fact that no change to the investment advisory fees of the Value Equity Fund, the Small Cap Value Equity Fund, and the Balanced Fund is being proposed.

     Here are some of the factors you may wish to consider in determining whether to approve the Proposed Sub-Advisory Agreements:

     The Board of Trustees has approved the Proposed Sub-Advisory Agreements;

     There will be no change in the Funds' investment objectives or investment policies or in the duties of the investment adviser and sub-investment adviser as a result of approval of the Proposed Sub-Advisory Agreements;

     There will be no change in the fees payable by MassMutual for sub-advisory services as a result of approval of the Proposed Sub-Advisory Agreements; and

     The Board of Trustees has been advised that Babson management currently intends that no significant changes in the persons currently responsible for providing daily investment advice to the Funds will be made by Babson following approval of the Proposed Sub-Advisory Agreements.

                                  PROPOSAL (2)

                              ELECTION OF TRUSTEES

     The Board of Trustees is currently of the following eight Trustees: Gary E. Wendlandt, Ronald J. Abdow, Mary E. Boland, Richard G. Dooley, F. William Marshall, Jr., Charles J. McCarthy, John M. Naughton, and John H. Southworth. All of the Trustees, other than Richard G. Dooley and F. William Marshall, Jr., serve until he or she dies, resigns or is removed. Richard G. Dooley and F. William Marshall, Jr., have been nominated to stand for re-election at the Special

Meeting and will also serve, pursuant to the Trust's Declaration of Trust, for indefinite terms if elected by the shareholders at the Special Meeting. On August 2, 1996, the Board of Trustees of the Trust voted to increase the size of the Board from eight to twelve Trustees. Richard H. Ayers, David E. A. Carson, Richard W. Greene and Beverly C. L. Hamilton have been nominated to serve as additional Trustees.

     All nominees have consented to serve as Trustees of the Trust, if elected. If any of the nominees for Trustees should for any reason become unavailable as a candidate at the meeting, which is not now anticipated, votes pursuant to the enclosed proxy will be cast for a substitute candidate in the discretion of those persons named in the enclosed Proxy Instruction Forms. Pursuant to the Trust's Declaration of Trust, a nominee elected by shareholders will serve as a Trustee until he or she dies, resigns or is removed.

     Nominees for election and re-election, Trustees whose election is not being sought, and the executive officers of the Trust, together with their ages and a brief description of their principal occupations during the past five years, directorships in public companies, and their terms on the Board are set forth below.

Name, Age and Position              Principal Occupation During Past Five Years and Other
with the Trust                      Principal Business Affiliations
----------------------              -----------------------------------------------------

Gary E. Wendlandt*                  Chief Investment Officer (since 1993), Executive Vice
Age 45, Chairman, Chief             President (since 1992), Senior Vice President (1983-1992),
Executive Officer and               MassMutual; Chairman (since 1995), Vice Chairman
Trustee of the Trust                (1993-1995) and President (1988-1993), NML Series
(since 1994)                        Investment Fund (open-end investment company); Chairman
                                    (since 1995), President (1983-1995) and Trustee, MassMutual
                                    Corporate Investors,  and Chairman (since 1995), President
                                    (1988-1995) and Trustee, MassMutual Participation Investors
                                    (closed-end investment companies); President and Director
                                    (since 1995), DLB Acquisition Corporation (holding company for investment advisers); President and Chief Executive Officer
                                    (since 1994), Director (since 1992), and Vice Chairman (1983-1992),
                                    Concert Capital Management, Inc. (wholly-owned investment
                                    advisory subsidiary of MassMutual Holding Company);
                                    Director (since 1990), Oppenheimer Acquisition Corporation
                                    (investment advisory holding company); Supervisory Director
                                    (since 1991) MassMutual/Carlson CBO N.V. (collateralized
                                    bond fund); Director (since 1994), MassMutual Corporate
                                    Value Partners Limited (investor in debt and equity
                                    securities) and MassMutual Corporate Value Limited (parent of MassMutual Corporate Value Partners Limited); Chairman,
                                    President and

-------------------
* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Name, Age and Position             Principal Occupation During Past Five Years and Other
with the Trust                     Principal Business Affiliations
----------------------             --------------------------------------------------------


Gary E. Wendlandt* (contd.)        Chief Executive Officer (since 1994) and Director (since 1991),
                                   MassMutual Holding Company and Director and
                                   President (since 1994), MassMutual Holding Company Two,
                                   Inc. and MassMutual Holding Company Two MSC, Inc.
                                   (direct and indirect holding company subsidiaries of
                                   MassMutual); Chairman (since 1994) and Director (since
                                   1993), MML Realty Management Corporation; Chairman and
                                   Chief Executive Officer (since 1994), Cornerstone Real Estate
                                   Advisers, Inc. (wholly-owned real estate investment adviser subsidiary of MassMutual Holding Company); Director (since
                                   1992), Merrill Lynch Derivative Products, Inc.; Chairman
                                   (1994-1995) and Director (1993-1995), MML Real Estate
                                   Corporation.

Ronald J. Abdow                    President, Abdow Corporation (operator of restaurants);
Age 64, Trustee of                 General Partner, Grove Investment Group (apartment building
the Trust (since 1994)             syndicator); Trustee, Abdow G&R Trust and Abdow
                                   G&R Co. (owners and operators of restaurant properties);
                                   Partner, Abdow Partnership, Abdow Auburn Associates, and
                                   Abdow Hazard Associates (owners and operators of
                                   restaurant properties); Trustee (since 1993) MML Series
                                   Investment Fund (open-end investment company).

Richard H. Ayers                   Chairman and Chief Executive Officer (since 1989) and
Age 53, Nominee                    Director (since 1985), The Stanley Works (manufacturer of
                                   tools, hardware and specialty hardware and specialty hardware products); Director (since 1986), Southern New England
                                   Telecommunications. Corp.; Director (since 1988), Perkin Elmer
                                   Corp.; Director (1985-1996), Connecticut Mutual Investment
                                   Accounts, Inc. and Connecticut Mutual Financial Services Series
                                   Fund I, Inc.

Mary E. Boland                     Attorney at Law, Egan, Flanagan and Cohen, P.C., (law firm)
Age 57, Trustee of                 Springfield, MA; Director (since 1995), Trustee (until 1995),
the Trust (since 1994)             SIS Bank (formerly, Springfield Institution for Savings);
                                   Trustee, MML Series Investment Fund (open-end investment
                                   company);

David E. A. Carson                 President and Chief Executive Office (since 1985), People's
Age 62, Nominee                    Bank; Director, United Illuminating Co.; Trustee, American
                                   Skandia Trust (open-end investment company); Director (until 1996),
                                   Connecticut Mutual Investment Accounts, Inc. and Connecticut
                                   Mutual Financial Services Series I, Inc.

---------------------
* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Name, Age and Position             Principal Occupation During Past Five Years and Other
with the Trust                     Principal Business Affiliations
----------------------             -----------------------------------------------------

Richard G. Dooley*                 Consultant (since 1993), Executive Vice President and Chief
Age 67, Trustee of                 Investment Officer (1978-1993), MassMutual; Director, The
the Trust (since 1996)             Advest Group, Inc. (financial services holding company),
and Nominee                        Hartford Steam Boiler Inspection and Insurance Co., New
                                   England Education Loan Marketing Corporation; Trustee
                                   (since 1992), Kimco Realty Corp. (shopping center ownership and management); Director (since 1993), Jefferies Group, Inc.
                                   financial services holding company), Director and Vice
                                   President, Oppenheimer Acquisition Corporation (investment advisory holding company); Vice Chairman (since 1995),
                                   Chairman (1988-1995), MML Series Investment Fund (open-
                                   end investment company); Vice Chairman (since 1995),
                                   Chairman (1982-1995), MassMutual Corporate Investors, and
                                   Vice Chairman (since 1995), Chairman (1988-1995),
                                   MassMutual Participation Investors (closed-end investment
                                   companies); Director (1992-1995), Chairman (1982-1992)
                                   Concert Capital Management, Inc. (an indirect investment
                                   advisory subsidiary of MassMutual); Director (1993-1995),
                                   Luxonen S.A. (Swedish investment fund); Supervisory
                                   Director (1991-1995), MassMutual/Carlson CBO N.V.
                                   (collateralized bond fund); Director (1984-1993), MML Real
                                   Estate Corporation (real estate management subsidiary of
                                   MassMutual Holding Company) and MML Realty
                                   Management Corporation (subsidiary of MassMutual Holding
                                   Company to manage real estate projects).

Richard W. Greene                  Executive Vice President and Treasurer (since 1986),
Age 61, Nominee                    University of Rochester (private university); Director
                                   (until 1996), Connecticut Mutual Investment Accounts, Inc.
                                   and Connecticut Mutual Financial Services Series Fund
                                   I, Inc.

Beverly C. L. Hamilton             President (since 1991), ARCO Investment Management Co.;
Age 50, Nominee                    Vice President (since 1991), Atlantic Richfield Company;
                                   Director (since 1992), Connecticut Natural Gas; Director
                                   (since 1991), Emerging Markets Growth Fund (closed-end
                                   investment company); Director (until 1996), Connecticut
                                   Mutual Investment Accounts, Inc. and Connecticut Mutual
                                   Financial Services Series Fund I, Inc.


----------------------
* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Name, Age and Position             Principal Occupation During Past Five Years and Other
with the Trust                     Principal Business Affiliations
----------------------             -----------------------------------------------------

F. William Marshall, Jr.           President, Chief Executive Officer and Director (since 1993),
Age 54, Trustee of the             SIS Bank (formerly, Springfield Institution for Savings);
Trust (since 1996),                Chairman and Chief Executive Officer (1990-1993), Bank of
and Nominee                        Ireland First Holdings, Inc. and First New Hampshire Banks;
                                   Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Charles J. McCarthy                Proprietor, Synectics Financial Company (venture capital
Age 73, Trustee of                 activities, business consulting and investments); Trustee, MML
the Trust (since 1994)             Series Investment Fund (open-end investment company).

John M. Naughton*                  Executive Vice President, MassMutual; Director (since 1991)
Age 59, Trustee of the             Oppenheimer Acquisition Corporation (investment advisory
Trust (since 1994)                 holding company); Trustee (since 1991), BayState Health
                                   Systems; Director (since 1993), Association of Private Pension and Welfare Plans; Chairman and Director (since 1995) and
                                   Trustee (1990-1995), SIS Bank (formerly, Springfield
                                   Institution for Savings); Director (1992-1995), Concert Capital
                                   Management, Inc. (an indirect investment advisory subsidiary of MassMutual); Director (1992-1995), Colebrook Group
                                   (commercial real estate consultants).

John H. Southworth                 Chairman (since 1993) and President (1984-1992),
Age 68, Trustee of the             Southworth Company (manufacturer of paper and calendars);
Trust (since 1994)                 Director (since 1995), Trustee (until 1995), SIS Bank
                                   (formerly, Springfield Institution for Savings); Trustee, MML
                                   Series Investment Fund (open-end investment company).

Stuart H. Reese                    Senior Vice President (since 1993), MassMutual; President
Age 41, President of               (since 1993), MML Series Investment Fund; President (since
the Trust (since 1994)             1995), Executive Vice President (1993-1995), MassMutual

---------------
* Trustee who is an "interested person" of the Trust within the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Name, Age and Position             Principal Occupation During Past Five Years and Other
with the Trust                     Principal Business Affiliations
----------------------             -----------------------------------------------------

Stuart H. Reese (contd.)           Corporate Investors and MassMutual Participation Investors;
                                   Director (since 1994), MassMutual Corporate Value Partners
                                   Limited (investor in debt and equity securities) and
                                   MassMutual Corporate Value Limited (parent of MassMutual
                                   Corporate Value Partners Limited); Supervisory Director
                                   (since 1994), MassMutual/Carlson CBO (collateralized bond
                                   fund); Director and Member of Investment Committee (since
                                   1994), MML Bay State Life Insurance Company (wholly-
                                   owned insurance subsidiary of MassMutual); Director and
                                   Member of Investment and Auditing Committees, MML
                                   Pension Insurance Company (wholly-owned insurance
                                   subsidiary of MassMutual Holding Company Two MSC, Inc.);
                                   Director (since 1994), Pace Industries (aluminum die caster);
                                   Vice President and Managing Director (1990-1992), Capital
                                   Markets Group of Aetna Life & Casualty Company; Chairman
                                   and President (1990-1993), Aetna Financial Services, Inc.

Hamline C. Wilson                  Senior Managing Director (since 1996), Vice President and
Age 58, Vice President             Managing Director (1989-1996), MassMutual; Vice President
and Chief Accounting               and Chief Financial Officer, MML Series Investment Fund,
and Financial Officer of           MassMutual Corporate Investors and MassMutual
the Trust (since 1994)             Participation Investors; Investment Officer (since 1992), Vice
                                   President (1983-1992), Concert Capital Management, Inc.

Stephen L. Kuhn                    Vice President and Associate General Counsel (since 1992),
Age 49, Vice President and         Second Vice President and Associate General Counsel (1988-
Secretary of the Trust             1992), MassMutual; Vice President and Secretary, MML
(since 1994)                       Series Investment Fund, MassMutual Participation Investors
                                   and MassMutual Corporate Investors; President,
                                   MassMutual/Carlson CBO Incorporated; Chief Legal Officer
                                   and Assistant Secretary (since 1995), DLB Acquisition
                                   Corporation (holding company for investment advisers);
                                   Assistant Clerk (since 1994), Chief Legal Officer (since 1993)
                                   and Clerk (1990-1994), Concert Capital Management, Inc.

Name, Age and Position             Principal Occupation During Past Five Years and Other
with the Trust                     Principal Business Affiliations
----------------------             -----------------------------------------------------

Raymond B. Woolson                 Managing Director (since 1996), Second Vice President
Age 37, Treasurer of               (1992-1996), Director/Fund Account Administration (1989-
the Trust (since 1994)             1992), MassMutual; Treasurer, MassMutual Corporate
                                   Investors and MassMutual Participation Investors; Treasurer
                                   (since 1996), MML Series Investment Fund; Second Vice
                                   President (since 1994), MassMutual Holding Company.

John J. McMahon                    Director of Accounting Services, MassMutual; Comptroller
Age 40, Comptroller of             (since 1994), MML Series Investment Fund, MassMutual
the Trust (since 1994)             Corporate Investors and MassMutual Participation Investors.

Board and Committee Meetings
----------------------------

     The Board of Trustees of the Trust have established standing Audit and Nominating Committees. The Audit Committee, whose members are Messrs. McCarthy and Southworth, makes recommendations to the Trustees as to the engagement or discharge of the Trust's independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust's independent auditors the results of the audit engagement, and considers the audit fees. The Nominating Committee, whose members are Ms. Boland and Messrs. Abdow, Marshall, McCarthy, and Southworth, considers making all nominations for non-interested members of the Board of Trustees. The selection and nomination of management nominees for such vacancies is committed to the discretion of the Nominating Committee. In 1995, the Audit Committee met once. The Nominating Committee did not meet in 1995. Each Trustee attended 100% of the aggregate number of all meetings of the Board of Trustees and the total number of the committee on which he or she served, other that Messrs. Wendlandt and Naughton, who each attended 75% of such meetings.

Compensation
------------

     The Trust, on behalf of each Fund, pays each member of its Board of Trustees who is not an "interested person" of the Trust or MassMutual a $2,000 fee for each calendar quarter and a $2,000 fee for each meeting of the Board of Trustees attended by such Trustee. Such Trustees who are members of the Audit Committee, are paid an additional $1,000 per year. Such Trustees who serve on the Nominating Committee are paid an additional $500 fee for each meeting attended. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees and officers of the Trust who are "interested persons" of the Trust or MassMutual are not entitled to any fee for their services to the Trust.

     The following table discloses the compensation paid to the Trust's non-interested Trustees for the fiscal year ended December 31, 1995. The Trust has no pension, retirement, or deferred compensation plans. All of the non-interested Trustees also serve as Trustees of one other investment company managed by MassMutual.

Name of Person and Position   Aggregate Compensation    Total Compensation from
                                    From Trust           Trust and Fund Complex
--------------------------------------------------------------------------------
Ronald J. Abdow, Trustee
                                       $16,000                   $32,000
--------------------------------------------------------------------------------
Mary E. Boland, Trustee
                                       $16,000                   $32,000
--------------------------------------------------------------------------------
Charles J. McCarthy,
 Trustee
                                       $17,000                   $34,000
--------------------------------------------------------------------------------
John H. Southworth, Trustee
                                       $17,000                   $74,074
--------------------------------------------------------------------------------

                                 PROPOSAL (3)

           RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND L.L.P.
                   AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL
                         YEAR ENDING DECEMBER 31, 1996

     At a meeting on February 9, 1996, a majority of the Board of Trustees of the Trust, including a majority of those members of the Board who are not "interested persons" of the Trust, selected the firm of Coopers & Lybrand L.L.P. ("C&L") as independent accountants for the Trust for the fiscal year ending December 31, 1996. C & L has served the Trust as independent accountant since the Trust's inception. A representative of C & L will have the opportunity to make a statement during the Special Meeting via telephone and is expected to be available via telephone during the Special Meeting to respond to appropriate shareholder questions.

The Board of Trustees recommends that shareholders ratify the selection of Coopers & Lybrand L.L.P. as the Trust's independent accountants.

                              RELATED INFORMATION

Administrator and Underwriter
-----------------------------

     MassMutual, in addition to being the investment manager of the Funds, also provides administrative and shareholder services to the Trust pursuant to the terms of its Administrative and Shareholder Services Agreements with the Trust, on behalf of each of the seven Funds. For its services under the Administrative and Shareholder Services Agreements, MassMutual earned aggregate fees of $2,958,614 during the fiscal year ended December 31, 1995.

     The Trust's principal underwriter is OppenheimerFunds Distributor, Inc. ("Oppenheimer"), whose address is Two World Trade Center, New York, New York 10048. Oppenheimer provides distribution services to the Trust pursuant to a General Distributor's Agreement dated August 5, 1994 and a Distribution and Service Plan and Agreement with Class 1 and Class 2, and Class 3 shares of each Fund. For its services under the Distribution and Service Plans and Agreements, Oppenheimer earned aggregate fees of $4,429 during the fiscal year ended December 31, 1995.

Affiliated Broker Transactions
-------------------------------

     In the fiscal year ended December 31, 1995, no brokerage commissions were paid to affiliated brokers of the Trust or of MassMutual, Concert Capital, or HarbourView on account of trading for the Funds.

Security Ownership Of Certain Beneficial Owners
-----------------------------------------------

     MassMutual, a Massachusetts corporation whose principal executive offices are located at 1295 State Street, Springfield, Massachusetts 01111, owns, through certain of its investment accounts and its provision of seed money for the Trust, 100% of the Class 2, Class 3 and Class 4 shares of each Fund as of the Record Date. The table below sets forth information relating to those persons known to the Trust who beneficially own more than 5% of the Class 1 shares of each of the Funds.

                             Name of Fund and Number of Class 1
Beneficial Owner             Shares Beneficially Owned          Percent of Class
---------------------------  ---------------------------------  ----------------

Massachusetts Mutual Life    Prime Fund
Insurance Company            698.107 Shares                            100%
1295 State Street
Springfield, MA 01111        Short-Term Bond Fund
                             10,901.337 Shares                         100%

                             Core Bond Fund
                             11,093.566 Shares                       96.43%

                             Value Equity Fund
                             10,258.104 Shares                         100%

                             Balanced Fund
                             10,441.294 Shares                       97.50%

                             Small Cap Value Equity Fund
                             10,317.049 Shares                       87.01%

                             International Equity Fund
                             10,119.402 Shares                       79.82%





                             Name of Fund and Number of
Name and Address of          Class 1 Shares
Beneficial Owner             Beneficially Owned                 Percent of Class
---------------------------  ---------------------------------  ----------------

Creative Presentations,      Small Cap Value Equity Fund
 Inc.                        1,540.792 Shares                        12.99%
401(k) Profit Sharing Plan
24907 Anza Drive
Valencia, CA 91355
                             International Equity Fund
                             2,559.182 Shares                        20.18%

MassMutual
----------

Listed below are the names and principal occupations of the Directors of MassMutual and of MassMutual's principal executive officer, all of whose addresses are the same as that of MassMutual.

--------------------------------------------------------------------------------
Name                          Position with MassMutual and Principal Occupation
--------------------------------------------------------------------------------
Roger G. Ackerman            Director of MassMutual; Chaiman and Chief
                             Executive Officer, Corning Incorporated
                             (manufacturer of specialty materials,
                             communication equipment, and consumer products)
--------------------------------------------------------------------------------
James R. Birle               Director of MassMutual; Founding Chairman of
                             Resolute Partners, Inc.
--------------------------------------------------------------------------------
Frank C. Carlucci III        Director of MassMutual; Chairman and Partner, The
                             Carlyle Group (merchant banking corporation)
--------------------------------------------------------------------------------
Gene Chao                    Director of MassMutual; President, Computer
                             Projections, Inc.
--------------------------------------------------------------------------------
Patricia D. Dennis           Director of MassMutual; Senior Vice President and
                             Assistant General Counsel, SBC Communications,
                             Inc. (telecommunications)
--------------------------------------------------------------------------------
Anthony Downs                Director of MassMutual; Senior Fellow, Brookings
                             Institution (non-profit policy research center)
--------------------------------------------------------------------------------
James L. Dunlap              Director of MassMutual; Retired (since 1996) Former
                             Senior Vice President, Texaco, Inc. (producer of
                             petroleum products) and Former President, Texaco
                             USA
--------------------------------------------------------------------------------
William B. Ellis             Director of MassMutual; Senior Fellow at Yale
                             University
--------------------------------------------------------------------------------
Robert M. Furek              Director of MassMutual; President and Chief
                             Executive Officer,  Heublein, Inc. (beverage
                             distributor)
--------------------------------------------------------------------------------
Charles K. Gifford           Director of MassMutual; Chief Executive Officer of
                             Bank of Boston Corporation; Chief Executive Officer
                             of The First National Bank of Boston
--------------------------------------------------------------------------------
William N. Griggs            Director of MassMutual; Managing Director, Griggs
                             & Santow, Inc. (business consultants)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name                         Position with MassMutual and Principal Occupation
--------------------------------------------------------------------------------
George B. Harvey             Director of MassMutual; Chairman, President and
                             Chief Executive Officer, Pitney Bowes, Inc.
                             (office machines manufacturer)
--------------------------------------------------------------------------------
Barbara Barnes Hauptfuhrer   Director of MassMutual; Director, The Vanguard
                             Group of Investment Companies, The Great Atlantic
                             and Pacific Tea Company, Inc. (operator of retail
                             food stores), Knight-Ridder, Inc. (publisher of
                             daily newspapers and operator of cable television
                             and business information systems), Raytheon
                             Company (manufacturer of electronic equipment),
                             Alco Standard Corp. (diversified manufacturer and
                             distributor)
--------------------------------------------------------------------------------
Sheldon B. Lubar             Director of MassMutual; Chairman, Lubar & Co.,
                             Incorporated (investment management and advisory
                             company)
--------------------------------------------------------------------------------
William B. Marx, Jr.         Director of MassMutual; Retired (since 1996); Former
                             Senior Executive Vice President, Lucent
                             Technologies, Inc. (public telecommunications
                             systems and software)
--------------------------------------------------------------------------------
John F. Maypole              Director of MassMutual; Managing Partner of Peach
                             State Real Estate Holding Company (real estate
                             investment company)
--------------------------------------------------------------------------------
Donald F. McCullough         Director of MassMutual; Retired (since 1988);
                             Former Chairman of the Board of Directors, Chief
                             Executive Officer and President, Collins & Aikman
                             Corp. (manufacturer of textile products)
--------------------------------------------------------------------------------
John J. Pajak                Director, Vice Chairman and Chief Administrative
                             Officer of MassMutual
--------------------------------------------------------------------------------
Barbara S. Preiskel          Director of MassMutual; Attorney-at-Law
--------------------------------------------------------------------------------
David E. Sams, Jr.           Director, President and Chief Operating Officer of
                             MassMutual
--------------------------------------------------------------------------------
Thomas B. Wheeler            Chairman, Chief Executive Officer, and Director of
                             MassMutual
--------------------------------------------------------------------------------
Alfred M. Zeien              Director of MassMutual; Chairman and Chief
                             Executive Officer, The Gillette Company
                             (manufacturer of personal care products)
--------------------------------------------------------------------------------

Concert Capital
---------------

Listed below are the names and principal occupations of the Directors of Concert Capital and of Concert Capital's principal executive officer all of whose addresses are One Memorial Drive, Cambridge, Massachusetts 02142, other than Messrs. Wendlandt and Wheeler, whose addresses are the same as MassMutual's address.

--------------------------------------------------------------------------------
Name                         Position with Concert Capital and Principal
                             Occupation
--------------------------------------------------------------------------------
Daniel J. Fitzgerald         Director of Concert Capital; Executive Vice
                             President of MassMutual
--------------------------------------------------------------------------------
Peter C. Schiemann           Director of Concert Capital; Executive Vice
                             President of Babson
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Name                         Position with Concert Capital and Principal
                             Occupation
--------------------------------------------------------------------------------
Peter C. Thompson            Director, President and Chief Executive Officer of
                             Concert Capital; President and Director of Babson
--------------------------------------------------------------------------------
Gary E. Wendlandt            President of Concert Capital; Chief Investment
                             Officer and Executive Vice President of MassMutual
--------------------------------------------------------------------------------

Babson
------

Listed below are the names and principal occupations of the Directors of Babson and of Babson's principal executive officer, all of whose addresses are One Memorial Drive, Cambridge, Massachusetts 02142

--------------------------------------------------------------------------------
Name                         Position with Babson and Principal Occupation
--------------------------------------------------------------------------------
Kathleen M. Elliott          Director and Senior Vice President of Babson
--------------------------------------------------------------------------------
Ronald E. Gwozdz             Director and Executive Vice President of Babson
--------------------------------------------------------------------------------
Hani K. Findakly             Director of Babson; President of Potomac Babson
--------------------------------------------------------------------------------
James W. MacAllen            Director and Senior Vice President of Babson;
                             Senior Vice President of Concert Capital
--------------------------------------------------------------------------------
Edward L. Martin             Director and Executive Vice President of Babson;
                             Senior Vice President and Director of Potomac
                             Babson
--------------------------------------------------------------------------------
John V. Murphy               Director, Chief Operating Officer, and Executive
                             Vice President of Babson; Chief Operating Officer
                             of Concert Capital; Senior Vice President and
                             Director of Potomac Babson
--------------------------------------------------------------------------------
Peter C. Thompson            Director and President of Babson; Director of
                             Potomac Babson; Director, President and Chief
                             Executive Officer of Concert Capital
--------------------------------------------------------------------------------
Peter C. Schliemann          Director and Executive Vice President of Babson;
                             Director of Concert Capital
--------------------------------------------------------------------------------
Jonathan B. Treat            Director and Senior Vice President of Babson
--------------------------------------------------------------------------------
Roland W. Whitridge          Director and Senior Vice President of Babson
--------------------------------------------------------------------------------

                 OTHER MATTERS AND DISCRETION OF SHAREHOLDERS

     While the meeting has been called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business which the Trustees intend to present or know that others will present is the business set forth in the Notice of Special Meeting. If other matters lawfully come before the meeting, and on all procedural matters at said meeting, it is the intention of those persons named in the enclosed Proxy Instruction Forms to vote those proxies in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

     The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit a proposal to be considered for presentation at the next meeting of shareholders should send their written proposals to MassMutual Institutional Funds, 1295 State Street, Springfield, Massachusetts 01111, so that they are received within a reasonable time before any such meeting.

                                    By Order of the
                                    Board of Directors



                                    Stephen L. Kuhn
                                    Vice President and Secretary

Springfield, Massachusetts
October 4, 1996

                                                                       EXHIBIT A


                               FORM OF PROPOSED

                       INVESTMENT SUB-ADVISORY AGREEMENT



                                    Between



                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY



                                      And



                   DAVID L. BABSON AND COMPANY INCORPORATED



  (With respect to [MassMutual Value Equity Fund][MassMutual Small Cap Equity
       Fund] [the Value Equity Sector of the MassMutual Balanced Fund])

                       INVESTMENT SUB-ADVISORY AGREEMENT
                       ---------------------------------


        This INVESTMENT SUB-ADVISORY AGREEMENT (the "Sub-Advisory Agreement"), is by and between David L. Babson and Company Incorporated, organized under the laws of the Commonwealth of Massachusetts (the "Sub-Adviser"), and Massachusetts Mutual Life Insurance Company, a Massachusetts corporation ("MassMutual"),
effective this    day of          , 1996.

        WHEREAS, the [MassMutual Value Equity Fund] [MassMutual Small Cap Value Equity Fund] [ MassMutual Balanced Fund] (the "Fund") is a series of MassMutual Institutional Funds (the "Trust"), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act"), and the Trust has appointed MassMutual as the investment adviser for the Fund, [including the Equity Sector of the Fund,] pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

        WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement;

        WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

        WHEREAS, MassMutual desires to appoint the Sub-Adviser as its sub-adviser for the Fund and the Sub-Adviser is willing to act in such capacity upon the terms herein set forth;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1.      General Provision.
        ------------------

        MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust's Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

          (a) the provisions of the Act and any rules or regulations thereunder;

          (b)  any other applicable provisions of state or federal law;

          (c) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time (collectively referred to as the "Trust Documents");

          (d) policies and determinations of the Board of Trustees of the Trust and MassMutual;

          (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund's shareholders; and

          (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

        The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2.      Duties of the Sub-Adviser.
        --------------------------

        (a) The Sub-Adviser shall, subject to the direction and control by the Trust's Board of Trustees or MassMutual, to the extent MassMutual's direction is not inconsistent with that of the Board of Trustees,
             (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund;
             (iii) arrange, subject to the provisions of Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

        (b) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 5 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

        (c) Provided that nothing herein shall be deemed to protect the Sub-Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

        (d) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

        (e) The Sub-Adviser shall cooperate with MassMutual by providing MassMutual with any information in the Sub-Adviser's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Sub-Adviser shall, at its own expense, provide such officers for the Trust as its Board may request.

3.      Duties of MassMutual.
        ---------------------

        MassMutual shall provide the Sub-Adviser with the following information about the Fund:

        (a)  cash flow estimates on request;

        (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

        (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and
             (f) of Section 1 hereof, above.

4.      Compensation of the Sub-Adviser.
        --------------------------------

        MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid weekly at the annual rate [.13% for the MassMutual Value Equity Fund, .13% for the Value Equity Sector of the MassMutual Balanced Fund, and .25% for the MassMutual Small Cap Value Equity Fund] of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each week.

5.      Portfolio Transactions and Brokerage.
        -------------------------------------

        (a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker- dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

        (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

        (c) The Sub-Adviser shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6.      Duration.
        ---------

        Unless terminated earlier pursuant to Section 7 hereof, this Sub-Advisory Agreement shall remain in effect until [insert date one year from the date shareholder approval received]. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7.      Termination.
        ------------

        This Sub-Advisory Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by MassMutual or the Sub-Adviser at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to MassMutual and the Sub-Adviser provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8.      Disclaimer of Shareholder Liability.
        ------------------------------------

        MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

9.      Notice.
        -------

        Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

                If to MassMutual:

                          Massachusetts Mutual Life Insurance Company
                          1295 State Street
                          Springfield, MA  01111
                          Attention:

                If to the Sub-Adviser:

                          David L. Babson and Company Incorporated
                          One Memorial Drive
                          Cambridge, MA 02142
                          Attention:

                If to either party, copies to:

                          MassMutual Institutional Funds
                          1295 State Street
                          Springfield, MA 01111
                          Attention:

                          Investors Bank & Trust
                          89 South Street
                          Boston, MA  02205-1537
                          Attention:

        IN WITNESS WHEREOF, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed on the day and year first above written.

                                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY




                                  By:
                                     ------------------------------------------




                                  DAVID L. BABSON AND COMPANY INCORPORATED



                                  By:
                                     ------------------------------------------




        Accepted and Acknowledged:
        --------------------------


        MASSMUTUAL INSTITUTIONAL FUNDS on behalf of [MASSMUTUAL VALUE EQUITY FUND]
        [MASSMUTUAL SMALL CAP VALUE EQUITY FUND]
        [the Value Equity Sector of the MASSMUTUAL BALANCED FUND]



        By:
           ---------------------------------

                                   APPENDIX

                        MASSMUTUAL INSTITUTIONAL FUNDS
                        [MassMutual Value Equity Fund]
                   [MassMutual Small Cap Value Equity Fund]
                          [MassMutual Balanced Fund]

                               1295 State Street
                       Springfield, Massachusetts  01111

                            PROXY INSTRUCTION FORM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MASSMUTUAL INSTITUTIONAL FUNDS, WHICH RECOMMENDS THAT YOU VOTE "FOR" ITEMS 1, 2 AND 3.

The undersigned hereby appoints Thomas J. Finnegan, Jr., Stephen L. Kuhn and Hamline C. Wilson, and any of them, proxies of the undersigned, with power of substitution, to cast all shares of [MassMutual Value Equity Fund] [MassMutual Small Cap Value Equity Fund] [MassMutual Balanced Fund] series of MassMutual Institutional Funds (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held on October 16, 1996 and at any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the related Proxy Statement.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

This Proxy Instruction Form when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no specification is made, this Proxy Instruction Form will be voted "FOR" all nominees as trustees and "FOR" Proposal 1 and 3.

(PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE)

The proxies are instructed to vote as follows:
(Please mark your choice by placing an "x" in the appropriate box, using blue or black ink.)


1. Approval of the Investment Sub-Advisory Agreement to be entered into between Massachusetts Mutual Life Insurance Company and David L. Babson and Company Incorporated, as described in the Proxy Statement..


     FOR     [    ]            AGAINST     [    ]       ABSTAIN    [    ]

2. Election of Richard H. Ayers, David E. A. Carson, Richard G. Dooley, Beverly C. L. Hamilton and F. William Marshall, Jr. as members Board of Trustees, each for an indefinite term.


     FOR     [    ]            AGAINST     [    ]       ABSTAIN    [    ]
     ALL NOMINEES              ALL NOMINEES
     EXCEPT AS LISTED
     BELOW

     INSTRUCTIONS:  To withhold your vote for any nominee(s), write that
     nominees name on the line   below.

_______________________________________________________________________________
3. Ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors and accountants for the Trust for the fiscal year ending December 31, 1996.


     FOR     [    ]            AGAINST     [    ]       ABSTAIN    [    ]



Dated: _____________, 1996


Signature(s):


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY INSTRUCTION FORM. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by its president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE

                                   APPENDIX

                        MASSMUTUAL INSTITUTIONAL FUNDS
                            [MassMutual Prime Fund]
                       [MassMutual Short-Term Bond Fund]
                          [MassMutual Core Bond Fund]
                    [MassMutual International Equity Fund]

                               1295 State Street
                       Springfield, Massachusetts  01111

                            PROXY INSTRUCTION FORM

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF MASSMUTUAL INSTITUTIONAL FUNDS, WHICH RECOMMENDS THAT YOU VOTE "FOR" ITEMS 2 AND 3

The undersigned hereby appoints Thomas J. Finnegan, Jr., Stephen L. Kuhn and Hamline C. Wilson, and any of them, proxies of the undersigned, with power of substitution, to cast all shares of [MassMutual Prime Fund] [MassMutual Short-Term Bond Fund] [MassMutual Core Bond Fund] [MassMutual International Equity Fund] series of MassMutual Institutional Funds (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held on October 16, 1996 and at any and all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the related Proxy Statement.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

This Proxy Instruction Form when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no specification is made, this Proxy Instruction Form will be voted "FOR" all nominees as trustees and "FOR" Proposal 3.

(PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE)

The proxies are instructed to vote as follows:
(Please mark your choice by placing an "x" the appropriate box, using blue or black ink.)


2. Election of Richard H. Ayers, David E. A. Carson, Richard G. Dooley, Beverly C. L. Hamilton and F. William Marshall, Jr. as members of the Board of Trustees, each for an indefinite term.


     FOR     [    ]            AGAINST     [    ]       ABSTAIN    [    ]
     ALL NOMINEES              ALL NOMINEES
     EXCEPT AS LISTED
     BELOW

     INSTRUCTIONS: To withhold your vote for any nominee(s), write that nominees name on the line below.
     ___________________________________________________________________________

3. Ratification of the selection of Coopers & Lybrand L.L.P. as independent auditors and accountants for the Trust for the fiscal year ending December 31, 1996.


     FOR     [    ]            AGAINST     [    ]       ABSTAIN    [    ]



Dated: _______________ , 1996


Signature(s):



NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY INSTRUCTION FORM. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by its president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION FORM PROMPTLY USING THE ENCLOSED ENVELOPE